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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    April 1, 2005
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                          Roebling Financial Corp, Inc.
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             (Exact name of registrant as specified in its charter)


      New Jersey                        0-50969                 55-0873295
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(State or other jurisdiction        (Commission File           (IRS Employer
of incorporation)                       Number)              Identification No.)


Route 130 South & Delaware Avenue, Roebling, New Jersey           08554
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (609) 499-0355
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications  pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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                          ROEBLING FINANCIAL CORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.03.  Amendments to Articles of Incorporation or Bylaws;  Change in Fiscal
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            Year
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         Effective April 1, 2005, the Registrant  amended its Bylaws to increase the minimum share ownership requirement for directors from 1,000 shares to 10,000 shares, to require that directors have maintained a deposit or loan relationship with the Registrant's principal subsidiary, Roebling Bank, for at least three years prior to becoming a director and that directors have resided in Burlington or Ocean County, New Jersey for at least one year prior to becoming a director and to prohibit any person who serves as an officer, director, advisor or consultant of another financial institution with offices in New Jersey from serving as a director of the Registrant.

Item 9.01.   Financial Statements and Exhibits
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         (c) Exhibits:

                  3(ii)    Bylaw Amendments


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ROEBLING FINANCIAL CORP, INC.


Date: April 1, 2005                        By: /s/Frank J. Travea, III
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                                           Frank J. Travea, III
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)